UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

CHAVANT CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 9th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1086

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and three-quarters of one redeemable warrant	CLAYU	The Nasdaq Stock Exchange LLC
Ordinary shares, par value $0.0001 per share	CLAY	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	CLAYW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2022, Chavant Capital Acquisition Corp. (the “Company”) issued an unsecured convertible note (the “Promissory Note”) in the aggregate principal amount of up to $490,000 to its sponsor, Chavant Capital Partners LLC (the “Sponsor”). The Promissory Note does not bear any interest, and outstanding loans under the Promissory Note may be converted into private placement warrants (the “New Private Placement Warrants”) at a price of $1.00 per warrant, at the option of the Sponsor, upon the consummation of the Company’s initial business combination, with such New Private Placement Warrants having the same terms as the private placement warrants issued in connection with the Company’s initial public offering (“IPO”). In the aggregate, up to $1,500,000 of the loans under the Promissory Note, together with any loans under other notes that have been issued, or may be issued in the future, to the Sponsor or its affiliates or certain of the Company’s officers and directors to finance the Company’s transaction costs in connection with an initial business combination, may be convertible into the New Private Placement Warrants. The Company issued the Promissory Note in consideration for a loan from the Sponsor to fund the Company’s ongoing working capital requirements and to fund a portion of the amounts that the Company has agreed to deposit (the “Deposit”) into the Company’s trust account established in connection with its IPO (the “Trust Account”) as a result of obtaining shareholder approval of the Extension Amendment Proposal (as defined in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 24, 2022 (the “Proxy Statement”)) and discussed below. Amounts that the Company receives under the Promissory Note that are not used for the Deposit will be used for ongoing working capital and will not be deposited into the Trust Account. Funds will be provided to the Sponsor for purposes of the loan by the Chairman of the board of directors of the Company or an entity affiliated with him and by another existing investor in the Sponsor and/or persons affiliated with such investor. If the Company completes a business combination, it may repay such loaned amounts out of the proceeds of the Trust Account. In the event that a business combination does not close, the Company may use its working capital held outside of the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Except to the extent converted at the option of the Sponsor into New Private Placement Warrants, the Company must repay the outstanding principal amount at the earlier of (i) five business days after the closing of the initial business combination and (ii) December 31, 2023, which is the maturity date of the Promissory Note.

The foregoing description of the Promissory Note is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Promissory Note is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2022, the Company held an Extraordinary General Meeting of shareholders, to obtain shareholder approval of the extension of the date by which the Company must consummate an initial business combination from July 22, 2022 (which is 12 months from the closing of the IPO) to January 22, 2023 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment”). The Extension Amendment became effective upon approval of the Company’s shareholders.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 14, 2022, the Company held the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Adjournment Proposal, each as described in the Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 8,079,108 ordinary shares of the Company, representing approximately 80.79% of all of the shares entitled to vote at the Extraordinary General Meeting, were present in person or were represented by valid proxies; therefore, a quorum was present at the Extraordinary General Meeting.

Set forth below are the voting results for the Extension Amendment Proposal:

For	Against	Abstain	Broker Non-Votes
8,038,650	17,809	22,649	0

Item 7.01.	Regulation FD Disclosure.

In connection with the Extraordinary General Meeting, shareholders holding 7,046,967 ordinary shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result of redemption payments, and after giving effect to the Company’s initial Deposit of $31,450.09 (at a rate of $0.033 per non-redeeming public share per month), the current balance in the Trust Account is approximately $9,575,800.

As described in the Proxy Statement, based on the current number of outstanding non-redeeming public shares, after the initial Deposit, the Company expects to continue to deposit $31,450.09 for each subsequent monthly period, or portion thereof, that is needed by the Company to complete a business combination by the Extended Date.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 31, 2022, under “Risk Factors” in the Proxy Statement, and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated July 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAVANT CAPITAL ACQUISITION CORP.

	By:	/s/ Jiong Ma
	Name:	Jiong Ma
	Title:	Chief Executive Officer

Date: July 19, 2022